UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2003


                                   KADANT INC.
               (Exact name of registrant as specified in charter)



Delaware                             1-11406                          52-1762325
(State or other              (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of principal executive offices)                              (Zip Code)


                                 (978) 776-2000
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)

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                                   KADANT INC.


Item 5.  Other Events and Required FD Disclosure

         On April 28, 2003, Kadant Inc. issued a press release announcing that it has applied to list its common stock on the New York Stock Exchange, Inc. The Company expects to begin trading on the NYSE on May 14, 2003 under the symbol "KAI." A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K.

         Exhibit
         Number      Description
         -------     -----------

         99.1        Press Release dated April 28, 2003.

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                                   KADANT INC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KADANT INC.


Date: April 28, 2003    By:   /s/ Thomas M. O'Brien
                              --------------------------------------------------
                              Thomas M. O'Brien
                              Executive Vice President, Chief Financial Officer,
                              and Treasurer

































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                                  KADANT INC.

                                 EXHIBIT INDEX


99.1       Press Release dated April 28, 2003.



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